Terex Showcases Diverse Global Portfolio and Outlines Long-Term Growth Strategy at
2022 Investor Day
Reiterates 2022 Guidance and Unveils 2027 Financial Targets
Displays All-Electric Utility Bucket Truck Outside New York Stock Exchange

NORWALK, Conn., Dec. 13, 2022 /PRNewswire/ -- Terex Corporation (NYSE: TEX) will host an Investor Day today at the New York Stock Exchange, starting at 10:00 AM ET. At the event, senior management will provide an update on the business, including the results of its transformation and outline its profitable growth strategy.

“I am proud of our team for executing our strategy and solidifying our position as a global industry leader,” said Terex Chairman and Chief Executive Officer John L. Garrison, Jr. “Our continued commitment to operational excellence, as well as investments in new technologies and innovative solutions, has driven consistent profitability and superior returns through the economic cycle. I am incredibly excited about the next chapter of growth for Terex as we are well-positioned to capitalize on our transformed portfolio and benefit from durable megatrends, delivering value for our customers and shareholders.”

Event Overview
During today’s event, members of Terex’s leadership team will outline the drivers underlying its transformation and multiple avenues for growth going forward, including:
•Capitalizing on Megatrends: Terex is a market leader in sizable and attractive markets and is well-positioned to benefit from megatrends that enhance the opportunity for growth as demand for its products and solutions continues to increase.

•Growing Materials Processing (“MP”) Segment: MP has consistently delivered value, generating a 9% sales CAGR and 575 basis point operating profit improvement since 2016. MP has solidified its position in the market with five compelling verticals that sit at the forefront of robust demand trends in each end market. Terex is well-positioned to capitalize on these opportunities globally, which is expected to further add scale and drive profitability.

•Optimizing Genie Through the Cycle: Genie has significantly reduced costs in recent years to increase profitability through the cycle. Through value stream optimization, strategic cost out and footprint investment, Genie has also built clear line of sight for continuous margin expansion.

•Building on Utilities’ Strong Foundation: Terex is in a strong position to support the modernization of the U.S. electrical grid. The Company is making investments in its manufacturing and service footprints as well as product innovation capabilities in order to capitalize on market opportunities and to drive margin improvement.

•Driving Materials Processing and Aerial Works Platform Growth Through Parts & Services Business: Terex’s parts & services business extends across all operations, creating a predictable and profitable source of earnings. Moving forward, through enhancing customer service, digital capabilities and overall customer experience, Terex will continue to strengthen its long-term customer relationships that provide consistent, high-margin revenue.

Financial Outlook
Julie Beck, Senior Vice President and Chief Financial Officer, said “Looking ahead, I am excited about our many avenues to drive sustainable, profitable organic growth. Through the transformation of our business, we have paved a clear path for long-term value creation, underpinned by our improved risk and return profile and our disciplined capital allocation strategy.”

Full-Year 2022 Outlook
Terex is reiterating its full-year 2022 outlook that was provided in conjunction with third quarter 2022 results.

Terex Outlook (1)
Net Sales	~$4.3B
SG&A % to Sales	~10.6%
Operating Margin	~9.5%
Interest / Other Expense	~$50M
Tax Rate	~20.0%
EPS	$4.00 - $4.20
Share Count	~69.5M
Depreciation / Amortization	~$50M
Free Cash Flow (2)	~$125M
Corp & Other OP	~($73M)

Segment Outlook (1)	Net Sales	Operating Margin
Materials Processing	~$1.9B	15.0% - 15.3%
Aerial Work Platforms	~$2.4B	~8.0%
(1) Excludes the impact of future acquisitions, divestitures, restructuring and other unusual items
(2) CapEx ~$120 million

2027 Targets

Terex Targets(1)
Net Sales	~$6.0B+
Operating Margin	13.0% - 14.0%
EPS	$8.00 - $9.50
ROIC	+25.0%

Segment Targets (1)	Net Sales	Operating Margin
Materials Processing	~$2.7B+	16.0% - 16.5%
Aerial Work Platforms	~$3.3B+	13.0% - 14.0%
(1) Excludes the impact of future acquisitions, divestitures, restructuring and other unusual items

Webcast Information
Terex’s Investor Day will be available via webcast here starting at 10:00 AM ET and concluding at approximately 1:00 PM ET. The webcast and presentation materials can be accessed through Terex’s Investor Relations website at https://investors.terex.com. A replay of the event will be available following the conclusion of the broadcast.

Terex All-Electric Utility Bucket Truck Displayed at New York Stock Exchange
Terex is pleased to share that Consolidated Edison, Inc. (“Con Edison”) (NYSE: ED) will be displaying its Terex all-electric bucket truck in front of the New York Stock Exchange in Experience Square on December 13th from 1:00 to 3:00 PM ET. Terex launched the industry-first all-electric bucket truck used for maintenance of overhead electric utility lines earlier this year. Terex appreciates Con Edison’s partnership in displaying the truck during the event.

Forward-Looking Statements

Certain information in this press release includes forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995) regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent reports we file with the U.S. Securities and Exchange Commission from time to time, in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Contingencies and Uncertainties.” In addition, when included in this press release the words “may,” “expects,” “should,” “intends,” “anticipates,” “believes,” “plans,” “projects,” “estimates,” “will” and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. We have based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Such risks and uncertainties, many of which are beyond our control, include, among others:

•our business has been, and could be further, adversely impacted by global health pandemics such as the outbreak of a new strain of coronavirus;
•our business is highly competitive and is affected by our cost structure, pricing, product initiatives and other actions taken by competitors;
•we are dependent upon third-party suppliers, making us vulnerable to supply shortages and price increases;
•consolidation within our customer base and suppliers;
•our operations are subject to a number of potential risks that arise from operating a multinational business, including compliance with changing regulatory environments and political instability;
•a material disruption to one of our significant facilities;
•our business is sensitive to government spending;
•our ability to integrate acquired businesses;
•our business is affected by the cyclical nature of markets we serve;
•our need to comply with restrictive covenants contained in our debt agreements;
•our ability to generate sufficient cash flow to service our debt obligations and operate our business;
•our ability to access the capital markets to raise funds and provide liquidity;
•the financial condition of suppliers and customers, and their continued access to capital;
•exposure from providing credit support for some of our customers;
•we may experience losses in excess of recorded reserves;
•our business is global and subject to changes in exchange rates between currencies, commodity price changes, regional economic conditions and trade relations;
•our ability to attract and retain key management personnel and skilled labor;
•possible work stoppages and other labor matters;
•changes in import/export regulatory regimes, imposition of tariffs, escalation of global trade conflicts and unfairly traded imports, particularly from China, could continue to negatively impact our business;
•compliance with changing laws and regulations, particularly environmental and tax laws and regulations;
•litigation, product liability claims and other liabilities;
•our compliance with the United States (“U.S.”) Foreign Corrupt Practices Act and similar worldwide anti-corruption laws;
•increased regulatory focus on privacy and data security issues and expanding laws;
•our ability to comply with an injunction and related obligations imposed by the U.S. Securities and Exchange Commission (“SEC”);
•our ability to successfully implement our strategy;
•disruption or breach in our information technology systems and storage of sensitive data; and
•other factors.
Actual events or our actual future results may differ materially from any forward-looking statement due to these and other risks, uncertainties, and material factors. The forward-looking statements contained herein speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this press release to reflect any change in our expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based.

About Terex
Terex Corporation is a global manufacturer of materials processing machinery and aerial work platforms. We design, build and support products used in construction, maintenance, manufacturing, energy, recycling, minerals, and materials management applications. Certain Terex products and solutions enable customers to reduce their environmental impact including electric and hybrid offerings that deliver quiet and emission-free performance, products that support renewable energy, and products that aid in the recovery of useful materials from various types of waste. Our products are manufactured in North America, Europe, Australia, and Asia and sold worldwide. We engage with customers through all stages of the product life cycle, from initial specification and financing to parts and service support.

Contact Information
Paretosh Misra
Head of Investor Relations
Phone: 203-604-3977
Email: paretosh.misra@terex.com
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